UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:)
(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of Village Bank and Trust Financial Corp. to be held on June 11, 2013 at 10:00 a.m. Eastern Daylight Time at Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia.  At the annual meeting, you will be asked to:

•	elect four directors for a term of three years each;
•	approve, in an advisory (non-binding) vote, the executive compensation disclosed in this proxy statement;
•	approve an amendment to the Articles of Incorporation to authorize the board of directors to effect a reverse stock split of the common stock;
•	approve an amendment to the Village Bank and Trust Financial Corp. Incentive Plan;
•	ratify the appointment of BDO USA, LLP, as Village Bank and Trust Financial Corp’s independent registered public accounting firm for Village Bank and Trust Financial Corp. for 2013; and
•	transact such other business as may properly come before the annual meeting.

Enclosed with this letter is a formal notice of the annual meeting, a Proxy Statement and a proxy card.  Whether or not you plan to attend in person, it is important that your shares be represented at the annual meeting.  Please complete, sign, date and return promptly the proxy card that is enclosed in this mailing.  If you later decide to attend the annual meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the annual meeting, you may do so and your proxy will have no further effect.

We appreciate your continued support and look forward to seeing you at the annual meeting.

Sincerely,

Thomas W. Winfree
President and Chief Executive Officer
Midlothian, Virginia
May 3, 2013

VILLAGE BANK AND TRUST FINANCIAL CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2013

YOU ARE HEREBY NOTIFIED of and invited to attend the annual meeting of shareholders of Village Bank and Trust Financial Corp., a Virginia corporation, to be held on June 11, 2013 at 10:00 a.m. Eastern Daylight Time at Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia for the purpose of considering and voting upon the following:

1.	The election of four directors for a term of three years each;

2.	The approval, in an advisory (non-binding) vote, of the executive compensation disclosed in this proxy statement;

3.	The approval of an amendment to the Articles of Incorporation to authorize the board of directors to effect a reverse stock split of the common stock.

4.	The approval of an amendment to the Village Bank and Trust Financial Corp. Incentive Plan;

5.	The ratification of the appointment of BDO USA, LLP as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2013; and

6.	To transact any other business as may properly come before the Village Bank and Trust Financial Corp. annual meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 17, 2013 as the record date for determination of our shareholders entitled to receive notice of and to vote at the annual meeting. The annual meeting may be adjourned or postponed from time to time upon approval of our shareholders without any notice other than by announcement at the annual meeting of the adjournment or postponement thereof, and any and all business for which notice is hereby given may be transacted at such adjourned or postponed annual meeting.

By Order of the Board of Directors,

/s/ Deborah M. Golding

Deborah M. Golding
Vice President, Corporate Secretary

Midlothian, Virginia
May 3, 2013

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 11, 2013

The proxy statement and the fiscal 2012 annual report to shareholders on Form 10-K are available at www.villagebank.com/proxy.html.

PROXY STATEMENT OF
VILLAGE BANK AND TRUST FINANCIAL CORP.
15521 Midlothian Turnpike
Midlothian, Virginia 23113

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Village Bank and Trust Financial Corp. to be used at the annual meeting of shareholders to be held on June 11, 2013 at 10:00 a.m. Eastern Daylight Time at Village Bank at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. The notice of annual meeting, the proxy card, and this proxy statement are being first mailed on or about May 3, 2013, to shareholders of record of Village Bank and Trust Financial Corp. common stock as of the close of business on April 17, 2013.

Who Can Vote

You can vote at the annual meeting if you owned shares of Village Bank and Trust Financial Corp. common stock, par value $4.00 per share, as of the close of business on April 17, 2013 (Record Date). Each share of common stock is entitled to one vote. The number of shares outstanding on the Record Date was 4,187,397. When you give Village Bank and Trust Financial Corp. your proxy, you authorize Village Bank and Trust Financial Corp. to vote your shares per your instructions whether or not you attend the annual meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the annual meeting.

Executing Your Right to Vote

By completing and returning the enclosed proxy card in time to be voted at the annual meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. Signed but unmarked proxies will be voted on all business matters as recommended by the board of directors.  A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to Village Bank and Trust Financial Corp. of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors, the advisory vote on executive compensation and the amendment to the Incentive Plan without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposals One, Two and Four.  We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposals Three and Five; therefore, no broker nonvotes are expected to exist in connection with those proposals.

Abstentions and broker nonvotes will not count as votes cast in any matters to be acted upon at the meeting. Therefore, abstentions and broker non-votes will have no effect on the voting on these matters at the meeting, with the exception of Proposal Three. Abstentions and broker nonvotes, if any, will have the effect of a vote against Proposal Three.

The board of directors does not know of any other matters that are to come before the annual meeting except for incidental, procedural matters. If any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters as determined by a majority of the board of directors.

Costs of Proxy Solicitation

The cost of soliciting proxies will be borne by Village Bank and Trust Financial Corp. In addition to the solicitation of proxies by mail, Village Bank and Trust Financial Corp. also may solicit proxies through its directors, officers, and employees. Village Bank and Trust Financial Corp. also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

Changing Your Vote

Your presence at the annual meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by 1) filing a written notice of revocation with Deborah M. Golding, Secretary, which may be sent to Ms. Golding's attention at 15521 Midlothian Turnpike, Suite 200, Midlothian, VA 23113; or 2) delivering to Village Bank and Trust Financial Corp. a duly executed proxy bearing a later date; or 3) attending the annual meeting and casting a ballot in person.

PROPOSAL ONE – ELECTION OF DIRECTORS

The board of directors consists of twelve directors. Four members of the board of directors have been nominated for election as directors at the annual meeting for a three-year term ending in 2016. Eight other directors are serving terms that end in either 2014 or 2015, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this proxy statement and has agreed to serve, if elected.  The board of directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the annual meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the board of directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of Village Bank and Trust Financial Corp.

The following biographical information discloses each nominee’s and incumbent director’s age, business experience in the past five years and the year each individual was first elected to the board of directors of Village Bank and Trust Financial Corp. or its predecessor and current subsidiary, Village Bank.  In addition, the following information includes the particular experience, qualifications, attributes or skills that led the board of directors to conclude that the person should serve as a director.  Unless otherwise specified, each nominee and incumbent director has held his current position for at least five years.

Nominee for Election as Directors
Whose Terms Expire in 2016 (Class A)

Craig D. Bell, 55, is a founder of the Bank and has been a director since 1998. Mr. Bell is Chairman of the board of directors of Village Bank and Trust Financial Corp.  He is a partner with the law firm of McGuireWoods LLP, where he is the Chair of the Tax and Employee Benefits Department and is the head of the State and Local Tax and Tax Litigation Groups. McGuireWoods is a 1,000 attorney international law firm having offices in twelve states and five countries. Mr. Bell is an Emeritus Director of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families and its former President; a Fellow of the American College of Tax Council; former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section; a Barrister member of the Edgar J. Murdock Inn of Court for Tax; an adjunct Professor of Law at the College of William and Mary School of Law; and a Trustee of both the Virginia War Museum and the Henricus Park Foundation. Mr. Bell retired from the Army Reserves in 2006 as a Lieutenant Colonel after completing 27 years of service.  As a result of this experience, Mr. Bell brings leadership and decision making skills to the board of directors. Mr. Bell serves as Chairman of the Executive Committee, Regulatory Oversight Committee and Nominating and Corporate Governance Committee. He is also a member of the Compensation Committee.

John T. Wash, 68, has been a director since 2008 when River City Bank merged with Village Bank.  He formerly served as a director of River City Bank since 2003.  Mr. Wash has developed significant managerial and marketing skills as a real estate investor and Managing Partner of Hanover Plaza, LLC and Bay Court Associates, LLC since 1988.  In addition, Mr. Wash was previously President of Galeski Optical from 1999 to 2005 and owner of Hanover Cleaners & Tuxedo Rentals from 1978 to 2008.  He Co-Chairs the Directors’ Loan Committee and is also a member of the Compensation Committee.

George R. Whittemore, age 63, has been a director since 1998.  Mr. Whittemore is retired.  He is a member of the board of directors of Supertel Hospitality, Inc., a publicly traded real estate investment trust that owns hotels and currently serves as chairman of its compensation committee and is a member of its audit committee.  He was a consultant to Supertel Hospitality from August 2004 to August 2005 and its president from November 2001 to August 2004.  Mr. Whittemore served as director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage and investment banking firm from November 1996 until November 2001.  He was President/Chief Executive Officer of Pioneer Financial Corporation and its subsidiary, Pioneer Federal Savings Bank, from September 1982 until its merger with Signet Banking Corporation (now Wells Fargo Corporation) in August 1994.  Mr. Whittemore was a director of Prime Group Realty Trust, Inc., a real estate investment trust that owned commercial office buildings, and served as chairman of its audit committee from July 2005 until December 2012. He is also a director of Lightstone Value Plus REIT and Lightstone Value Plus REIT II, both non-publicly traded real estate investment trusts that own various types of commercial real estate and related investments, and is a member of the audit committee of both companies.  Mr. Whittemore provides experience in banking, investment banking, commercial real estate, and public company management and board experience that are important to the company.  He serves on the Directors’ Loan Committee, Asset Quality Committee and Regulatory Oversight Committee. He is also a member of the Board of Directors of Village Bank Mortgage Corporation.

Thomas W. Winfree, 68, has been a director since 2001. Mr. Winfree has been a Virginia banker for more than 42 years and has served as Chief Executive Officer and President of Village Bank and Trust Financial Corp. since its inception.  He has also served as President and Chief Executive Officer of Village Bank since 2001.  This experience has afforded him broad knowledge and a keen understanding of all aspects of banking.  In addition to his banking experience, he served as President of the Chesterfield Chamber of Commerce during 2004 and was appointed to again serve on the Chamber’s Board of Directors in 2009-2010. Mr. Winfree is also a founding member and Director of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of soldiers severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital.  He currently serves on the Dean’s Advisory Council for the University of Richmond, the Chesterfield Business Council Board, the Retail Merchants Association Board, the Bon Secours Health Systems Joint Hospitals Board as Chairman, the St. Francis Medical Center Citizens Board, the Greater Richmond Chamber of Commerce Board, the Better Business Board serving Central Virginia, the Capital Region Collaborative, and the Goochland Rotary. Mr. Winfree is a member of the Executive Committee, Directors’ Loan Committee, Nominating and Corporate Governance Committee and Regulatory Oversight Committee. He also serves as Chairman of the Board of Village Bank Mortgage Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors
Whose Term Will Expire in 2014 (Class B)

R. T. Avery, III, 63, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “work force affordable” sector of the residential construction market.  Mr. Avery has over 30 years of experience in real estate development and home building in central Virginia.  This experience provides managerial expertise to the board of directors as well as an extensive knowledge of the real estate market in which Village Bank operates.  Mr. Avery serves as the Co-Chair of the Directors’ Loan Committee and is also a member of the Regulatory Oversight Committee.

William B. Chandler, 63, has been a director since 1998.  Mr. Chandler has developed significant managerial and marketing skills as a co-owner in two corporations: Manchester Industries, Inc., which converts board and paper into sheets from roll stock for the printing industries, and Plastex Fabricators, Inc., which is a fabricator of industrial and commercial plastics used for décor in the retail industry.  He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Executive Vice President. He is also President of Plastex Fabricators located in Charlotte, North Carolina. Mr. Chandler serves as Chairman of the Compensation Committee and is also a member of the Audit Committee and Regulatory Oversight Committee.

R. Calvert Esleeck, Jr., 68, has been a director since 1998.  He brings financial expertise and business leadership skills developed through owning and managing Murray & Esleeck, P.C., a certified public accounting firm in Chesterfield Virginia for 30 years before his retirement in 2008.   Mr. Esleeck is a combat veteran of the Vietnam War where he served as a Marine infantry officer.  He is also a founder of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of service members severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital.  He is President of the Fund and currently serves on its board of directors.  Mr. Esleeck qualifies as an audit committee financial expert under SEC guidelines.  He serves as Co-Chair of the Audit Committee, Vice-Chair of the Regulatory Oversight Committee, and is a member of the Asset Quality Committee and Nominating and Corporate Governance Committee.

Charles E. Walton, 67, has been a director since 2008 when River City Bank merged with Village Bank. He formerly served  as a director of River City Bank.  Mr. Walton is the owner of Charles E. Walton & Co., P.C., a certified public  accounting firm. Mr. Walton provides accounting and auditing experience, as well as investment and business advisory skills that are critical for the Company.  Mr. Walton qualifies as an audit committee financial expert under SEC guidelines.  He serves as Co-Chair of the Audit Committee and as a member of the Compensation Committee.

Incumbent Directors
Whose Terms Will Expire in 2015 (Class C)

Donald J. Balzer, Jr., 58, has been a director since 1998. Mr. Balzer is a Licensed Professional Engineer who served as President of Balzer & Associates, Inc. and as Chairman of its Board of Directors until his retirement in 2005. He currently serves as President of Cross Creek Development Corp. and is a Class A Licensed Contractor with Benchmark Construction. He also serves on the board of Powhatan County’s Economic Development Authority. These responsibilities allow Mr. Balzer to bring financial, investment, and real estate development experience to the board of directors.  He is a member of the Executive Committee, Nominating and Corporate Governance Committee, Directors’ Loan Committee and Asset Quality Committee.

Michael A. Katzen, 59, has been a director since 2008 when River City Bank merged with Village Bank. He formerly served as a director of River City Bank. Mr. Katzen is a partner in the law firm of Katzen & Frye, P.C.  His experience with real estate law provides the board of directors with expertise in evaluating significant loan relationships as well as working out nonperforming loans collateralized by real estate. Mr. Katzen serves as a member of the Nominating and Corporate Governance Committee, Directors’ Loan Committee and Regulatory Oversight Committee. He also serves on the Board of Directors of Village Bank Mortgage Corporation.

Michael L. Toalson, 60, has been a director since 2004.  Mr. Toalson is Chief Executive Officer of the Home Builders Association of Virginia.  He heads the HBAV lobbying team before state lawmakers and regulators and is the chief administrative officer of the 3,000 member business organization.  His familiarity with various home builders and the Virginia real estate market in general are invaluable to the board of directors in evaluating significant loan relationships and marketing the Bank’s services to the home building community.  Mr. Toalson serves as Chairman of the Asset Quality Committee and also as a member of the Compensation Committee. He also serves on the Board of Directors of Village Bank Mortgage Corporation.

O. Woodland Hogg, Jr., 67, has been a director since 2008 when River City Bank merged with Village Bank. He formerly served as a director of River City Bank since 2003. Mr. Hogg is the owner and principal broker of ERA Woody Hogg & Associates, a real estate brokerage business.  He brings managerial skills as well as a keen knowledge of the real estate market in central Virginia to the board of directors.  Mr. Hogg is a member of the Directors’ Loan Committee and Compensation Committee. He also serves on the Board of Directors of Village Bank Mortgage Corporation.

Executive Officers Who Are Not Directors

Dennis J. Falk, 54, has served as Senior Vice President-Chief Administrative Officer and Treasurer since January 2012 and as Senior Vice President –Treasurer/Controller from December 2009 to December 2011. Prior to that, Mr. Falk served as Senior Vice President-Commercial Banking for the Bank from April 2006 to December 2009. Prior to his service at Village Bank, Mr. Falk served as Senior Vice President for SunTrust Bank and was employed by SunTrust (and its predecessor bank in the MidAtlantic region, Crestar Bank) for 14 years. Mr. Falk has over 32 years of banking industry experience.

William G. Foster, Jr., 51, has served as Senior Vice President-Chief Credit Officer since March 2012. Prior thereto, he served as an independent consultant focusing on business restructuring, turnaround and strategic planning. From March 1990 until April 2008, he served in several executive leadership roles with SunTrust Bank, including Group Executive Vice President-MidAtlantic Commercial Real Estate Banking, Senior Managing Director and Senior Credit Officer for Corporate and Investment Banking, Group Executive Vice President-MidAtlantic Commercial Banking Line of Business. Mr. Foster has over 25 years of banking industry experience.

Rebecca L. “Joy” Kline, 55, has served as Senior Vice President–Retail of the Bank since September 2009. Prior to that, Mrs. Kline served as Vice President-Retail Manager of Village Bank since 2006. Prior to her service to Village Bank, Mrs. Kline served as First Vice President of First Market Bank and Senior Vice President of Central Fidelity Bank. Mrs. Kline has over 34 years of banking industry experience.

Raymond E. Sanders, 59 , has served as Senior Vice President of Village Bank and Trust Financial Corp. since its inception. He has served as Senior Vice President and Chief Operating Officer of Village Bank since June 2004; served as Senior Vice President - Retail Banking from July 2002 to June 2004 and served as Chief Risk Officer since 2010.  Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001.  He has over 35 years of experience in retail and mortgage banking.

Katherine K. Wagner, 52, has served as Senior Vice President-Chief Lending Officer of the Bank since March 2012. Prior to that, she served as Vice President-Commercial Lending for Village Bank from July 2011 to March 2012. Prior to her service at Village Bank, Ms. Wagner served as Chief Operating Officer (Operational and Non-Credit Risk Management) of First Capital Bank. Ms. Wagner has over 28 years of lending experience.

C. Harril Whitehurst, Jr., 62, has served as Senior Vice President and Chief Financial Officer of Village Bank and Trust Financial Corp. since its inception.  He has served as Senior Vice President and Chief Financial Officer of the Bank since September 2003. Mr. Whitehurst has over 42 years of banking industry experience. He also serves on the Board of Village Bank Mortgage Corporation.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of April 1, 2013, unless otherwise noted, certain information with respect to beneficial ownership of shares of common stock by each of the members of the board of directors, by the executive officers named in the “Summary Compensation Table” below, and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

VILLAGE BANK AND TRUST FINANCIAL CORP.
Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors
R. T. Avery, III (1)	93,554	2.20%
Donald J. Balzer, Jr. (2)	98,630	2.32%
Craig D. Bell (3)	63,313	1.49%
William B. Chandler (4)	76,611	1.80%
R. Calvert Esleeck, Jr. (5)	47,486	1.12%
O. Woodland Hogg (6)	35,700	*
Michael A. Katzen (7)	25,528	*
Michael L. Toalson (8)	6,841	*
Charles E. Walton (9)	36,190	*
John T. Wash (10)	13,390	*
George R. Whittemore (11)	31,411	*
Thomas W. Winfree (12)	116,462	2.74%

Named Executive Officers
Raymond E. Sanders (13)	25,388	*
C. Harril Whitehurst, Jr. (14)	37,037	*

Directors and executive officers
as a group (18 persons)	726,117	17.08%

* Indicates that holdings amount to less than 1% of the outstanding shares of common stock.

(1)
Amount disclosed includes 13,500 shares of common stock owned by Mr. Avery; 5,200 shares of common stock in Mr. Avery’s Simplified Employee Pension Plan; 1,200 shares of common stock in Mr. Avery’s IRA account; 9,700 shares of common stock in Mr. Avery’s 401(k) account; 4,070 shares of common stock owned by Mr. Avery’s son; 49,773 shares of common stock owned by Mr. Avery’s spouse; and options to acquire 10,111 shares of common stock.
(2)
Amount disclosed includes 71,825 shares of common stock owned by Mr. Balzer; 3,265 shares of common stock in Mr. Balzer’s IRA account; 5,800 shares of common stock owned by DJB Family Ltd. Partnership;7,629 shares of common stock owned by Mr. Balzer’s children; and options to acquire 10,111 shares of common stock.

(3)
Amount disclosed includes 49,001 shares of common stock owned by Mr. Bell; 4,100 shares of common stock in Mr. Bell’s IRA account; 100 shares of common stock owned jointly with Mr. Bell’s brother; and options to acquire 10,112 shares of common stock.

(4)	Amount disclosed includes 60,500 shares of common stock owned by Mr. Chandler; 6,000 shares of common stock owned by Mr. Chandler’s children; and options to acquire 10,111 shares of common stock.
(5)
Amount disclosed includes 20,400 shares of common stock owned by Mr. Esleeck, of which 9,000 shares are held jointly with Mr. Esleeck’s spouse; 190 shares of common stock in Mr. Esleeck’s Roth IRA account; 1,766 shares of common stock in Mr. Esleeck’s IRA account; 9,712 shares of common stock owned by Mr. Esleeck’s spouse; 5,307 shares of common stock owned by Mr. Esleeck’s children; and options to acquire 10,111 shares of common stock.

(6)
Amount disclosed includes 19,755 shares of common stock owned by Mr. Hogg, of which 13,655 shares are held jointly with Mr. Hogg’s spouse; 5,440 shares of common stock in Mr. Hogg’s IRA account; 5,505 shares of common stock owned by Mr. Hogg’s spouse; and options to acquire 5,000 shares of common stock.

(7)	Amount disclosed includes 19,528 shares of common stock owned by Mr. Katzen, of which 16,528 shares are held jointly with Mr. Katzen’s spouse; and options to acquire 6,000 shares of common stock.
(8)
Amount disclosed includes 4,000 shares of common stock owned by Mr. Toalson jointly with his spouse; 1,230 shares of common stock in Mr. Toalson’s IRA account; and options to acquire 1,611 shares of common stock.

(9)
Amount disclosed includes 17,200 shares of common stock owned by Mr. Walton, of which 4,000 shares are held jointly with Mr. Walton’s spouse: 11,410 shares of common stock in Mr. Walton’s IRA account; 830 shares of common stock in Mr. Walton’s ROTH IRA account; 750 shares of common stock owned by Mr. Walton’s spouse; and options to acquire 6,000 shares of common stock.

(10)	Amount disclosed includes 7,890 shares of common stock owned by Mr. Wash’s in his IRA account; and options to acquire 5,500 shares of common stock.
(11)
Amount disclosed includes 2,600 shares of common stock owned by Mr. Whittemore; 3,700 shares of common stock in Mr. Whittemore’s IRA account; 17,500 shares of common stock owned by Mr. Whittemore’s spouse; and options to acquire 7,611 shares of common stock.

(12)
Amount disclosed includes 71,912 shares of common stock owned by Mr. Winfree; 1,022 shares of common stock in Mr. Winfree’s IRA account; 1,323 shares of common stock in Mr. Winfree’s Roth IRA account; 200 shares of common stock owned by Mr. Winfree’s son; options to acquire 42,005 shares of common stock.

(13)	Amount disclosed includes 4,288 shares of common stock owned by Mr. Sanders; options to acquire 21,100 shares of common stock.
(14)	Amount disclosed includes 8,937 shares of common stock owned by Mr. Whitehurst; options to acquire 28,100 shares of common stock.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 1, 2013, unless otherwise noted, certain information with respect to beneficial ownership of shares of common stock by owners of more than 5% of shares of common stock known to Village Bank and Trust Financial Corp.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

John S. Clark	354,669	8.34%
1633 Broadway, 30th Floor
New York, NY 10019

Mr. Clark beneficially owns 354,669 shares of common stock.  Mr. Clark has sole voting and dispositive power with respect to 322,669 shares of common stock, which includes 12,000 shares of common stock held by trusts for which he serves as sole trustee.  Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of common stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Village Bank and Trust Corp.’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of common stock.  Officers and directors are required by regulations to furnish Village Bank and Trust Financial Corp. with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to Village Bank and Trust Financial Corp. or written representation that no other reports were required, Village Bank and Trust Financial Corp. believes that, during fiscal year 2012, there were two late filings, specifically a Form 3 for William G. Foster and a Form 3 for Katherine Wagner. All other directors and executive officers complied with all applicable Section 16(a) filing requirements.

CORPORATE GOVERNANCE

General

The business and affairs of Village Bank and Trust Financial Corp. are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act and Village Bank and Trust Financial Corp.’s Articles of Incorporation and Bylaws.  Members of the board are kept informed of Village Bank and Trust Financial Corp.’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

Board Leadership

The positions of Chairman of the board of directors and President and Chief Executive Officer of Village Bank and Trust Financial Corp. are held by separate persons due to the distinct and time consuming natures of these roles.  The principal role of the President and Chief Executive Officer is to manage the business of the company in a safe, sound, and profitable manner.  The role of the board of directors, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the company for the benefit of its shareholders, and to balance the interests of Village Bank and Trust Financial Corp.’s diverse constituencies including shareholders, customers, employees, and communities.

Each board member of Village Bank and Trust Financial Corp. also serves as a director of its sole subsidiary, Village Bank.  Our directors are also actively involved in our strategic planning process and the management of our nonperforming assets.

Independence of the Directors

The board of directors has determined that the following eleven individuals of its twelve current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”):

R. T. Avery, III, Donald J. Balzer, Jr., Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., O. Woodland Hogg, Jr., Michael A. Katzen, Michael L. Toalson, Charles E. Walton, John T. Wash, Sr. and George R. Whittemore.  In reaching this conclusion, the board of directors considered that Village Bank and Trust Financial Corp. and its subsidiaries conduct business with companies of which certain members of the board of directors or members of their immediate families are or were directors or officers.

In addition to the matters discussed below under “Certain Relationships and Related Transactions”, the board of directors considered the following relationships between Village Bank and Trust Financial Corp. and two of its directors to determine whether such directors were independent under NASDAQ’s listing standards:

•
Donald J. Balzer, Jr. is member of the board of directors of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm.  Village Bank and Trust Financial Corp. paid Balzer & Associates approximately $34,819 to provide engineering and landscape design services in 2012.

•	Craig D. Bell is a partner with the law firm of McGuire Woods LLP. Village Bank and Trust Financial Corp. paid McGuire Woods, LLP approximately $13,362 in legal fees in 2012.

There were no other relationships between Village Bank and Trust Financial Corp. and its directors except as disclosed below under “Certain Relationships and Related Transactions”.

Code of Ethics

Village Bank and Trust Financial Corp. has a Code of Ethics for directors, officers and all employees of Village Bank and Trust Financial Corp. and its subsidiaries, and a Code of Ethics applicable to Village Bank and Trust Financial Corp.’s Chief Executive Officer, Chief Financial Officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of Village Bank and Trust Financial Corp., whose address is P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113.

Board and Committee Meeting Attendance

There were 12 meetings of Village Bank and Trust Financial Corp.’s board of directors in 2012 and 14 meetings of the Village Bank board of directors. Each incumbent director attended greater than 75% of the aggregate number of meetings of the board of directors and meetings of committees of which the director was a member in 2012.

Executive Sessions

The board of directors expects to hold executive sessions of independent directors at each board meeting.  At least one executive session is held for the purpose of evaluating the President and Chief Executive Officer.  Any independent director can request that an executive session be scheduled.

Board’s Role in Risk Oversight

The board of directors oversees risk management to be reasonably certain that Village Bank and Trust Financial Corp.’s risk management policies, procedures, and practices are consistent with corporate strategy and functioning appropriately.

The board of directors performs its risk oversight in several ways. The board of directors establishes standards for risk management by approving policies that address and mitigate Village Bank and Trust Financial Corp.’s most material risks.  These include policies addressing credit risk, interest rate risk, capital risk, and liquidity risk, as well as Bank Secrecy Act/Anti-Money-Laundering compliance.  The board of directors also monitors, reviews, and reacts to risk through various reports presented by management, internal and external auditors, and regulatory examiners.

The board of directors conducts certain risk oversight activities through its committees with direct oversight over specific functional areas. The risk oversight activities of the Audit, Compensation, Executive and Loan Committees are described in the “Committees of the Board” section of this proxy statement, below; in the “Executive Compensation” section, beginning on page 15; and in the “Audit Information” section, beginning on page 32.

The board of directors is empowered to create additional standing and ad hoc committees to facilitate regular monitoring and deeper analysis of matters that may arise from time to time. The board of directors also meets regularly in executive session to discuss a variety of topics, including risk, without members of management present.

In the foregoing ways, the full board of directors is able to monitor Village Bank and Trust Financial Corp.’s risk profile and risk management activities on an ongoing basis.

Committees of the Board

Village Bank and Trust Financial Corp. has an Audit Committee, a Compensation Committee, a Regulatory Oversight Committee, Executive Committee and Nominating and Corporate Governance Committee.

Audit Committee

Village Bank and Trust Financial Corp.’s Audit Committee assists the board of directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of Village Bank and Trust Financial Corp.’s financial statements, Village Bank and Trust Financial Corp.’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Village Bank and Trust Financial Corp.  The board of directors has adopted a written charter for the Audit Committee.  A copy of the charter is available at our website at http://www.villagebank.com under “Investor Relations,” “Governance Documents”.

The members of the Audit Committee are Messrs. Esleeck, Walton and Chandler, all of whom the board of directors, in its business judgment, has determined are independent as defined by NASDAQ’s listing standards and regulations of the Securities and Exchange Commission.  The board of directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck and Mr. Walton qualify as audit committee financial experts as defined by SEC regulations.

The Audit Committee met twelve times in 2012.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” later in this Proxy Statement.

Compensation Committee

            Village Bank and Trust Financial Corp.’s Compensation Committee assists the board of directors in fulfilling their responsibility to the shareholders to ensure that Village Bank and Trust Financial Corp.'s officers, key executives, and board members are compensated in accordance with Village Bank and Trust Financial Corp.'s total compensation objectives and executive compensation policy. The Compensation Committee shall advise and recommend for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The board of directors has adopted a written charter for the Compensation Committee.  A copy of the charter is also available at our website at http://www.villagebank.com under “Investor Relations,” “Governance Documents”.

            The members of the Compensation Committee are Messrs. Chandler, Bell, Toalson, Walton, Hogg and Wash, all of whom the board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.

The Compensation Committee’s primary objective is to provide competitive levels of compensation to attract, retain and reward outstanding executive officers.  In a highly competitive community banking marketplace, excellent leadership is essential.  Our executive officers are expected to manage the business of Village Bank and Trust Financial Corp. in a manner that promotes its growth and profitability for the benefit of our shareholders.  To that end, we believe that:

•	Our key executives should have compensation opportunities at levels that are competitive with peer institutions.
•	Total compensation should include significant “at risk” components that are linked to annual and longer term performance results.
•
Stock-based compensation should form a key component of total compensation as a means of linking senior management to the long term performance of Village Bank and Trust Financial Corp. and aligning their interests with those of shareholders.

The Compensation Committee’s compensation philosophy with respect to its executive officers is one of pay for performance.  Accordingly, an executive officer’s annual compensation consists of a base salary, an annual monetary bonus and stock-based compensation.  The annual monetary bonus is utilized to reward our executives for achieving short-term financial and productivity goals, and stock-based compensation is utilized for achieving long-term financial and productivity goals.  The Compensation Committee evaluates all compensation plans to ensure that they do not encourage unnecessary or excessive risk.

The Compensation Committee has engaged Lockton Companies, LLC as an independent executive compensation advisor.  The compensation advisor advises the Compensation Committee on matters relating to compensation benchmarking, staying current with regulatory and legal issues related to executive compensation, and designing appropriate compensation programs. As part of its consultation with the Compensation Committee, the compensation advisor provides the Committee with peer group comparisons. The Compensation Committee has direct access to the consultant and control over its engagement.

            The Compensation Committee met three times in 2012.

Executive Committee

When the board of directors is not in session, the Executive Committee is authorized to exercise all of the board of director’s power except for certain responsibilities of the board of directors, such as approval of an amendment of the articles of incorporation, a plan of merger or consolidation or the issuance of stock.

The members of the Executive Committee are Messrs. Bell (Chairman), Balzer and Winfree. The Executive Committee met one time in 2012.

Nominating and Corporate Governance Committee

The Nominating Committee is responsible for selecting and recommending to the Board of Directors with respect to (i) nominees for election at the Annual Meeting of Shareholders and (ii) nominees to fill Board vacancies.  The board of directors has adopted a written charter for the Nominating Committee, a copy of which is available at our website at http://www.villagebank.com under “Investor Relations,” “Governance Documents”.

The members of the Nominating Committee are Craig D. Bell, Donald J. Balzer, Jr., R. Calvert Esleeck, Jr., Michael A. Katzen, George R. Whittemore and Thomas W. Winfree, all of whom the board of directors in its business judgment has determined are independent as defined by NASDAQ’s listing standards.

The Nominating Committee met one time during the year ended December 31, 2012.

Director Nomination Process

In identifying potential nominees, the Nominating Committee takes into account such factors as it deems appropriate, including the current composition of the board of directors, the range of talents, experiences and skills that would best complement those that are already represented on the board of directors, the balance of management and independent directors and the need for specialized expertise.  The Nominating Committee considers candidates for board membership suggested by its members and by management, and the independent directors will also consider candidates suggested informally by a shareholder of Village Bank and Trust Financial Corp.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Nominating Committee considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of Village Bank and Trust Financial Corp.;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•
The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the board of directors; and
•	The prospective nominee’s involvement within the communities Village Bank and Trust Financial Corp. serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the Nominating Committee to consider formally in connection with an annual meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the board of directors under Village Bank and Trust Financial Corp.'s Bylaws.

Under the process used by Village Bank and Trust Financial Corp. for selecting new board candidates, the President and Chief Executive Officer and the board of directors identify the need to add a new board member with specific qualifications or to fill a vacancy on the board.  The Chairman of the board of directors will initiate a search, working with staff support and seeking input from board members and senior management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders.  An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the board of directors.  A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts.  The President and Chief Executive Officer and the Chairman of the board of directors interview prospective candidates.  The board of directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

Director Compensation

Members of the board of directors of Village Bank and Trust Financial Corp. do not receive fees for their service as directors.  However, all of the directors of Village Bank and Trust Financial Corp. also serve as directors of Village Bank.  As compensation for their service to Village Bank, each member of the board of directors receives fees as follows:

•	an annual retainer fee of $10,000, paid quarterly in increments of $2,500,
•	an attendance fee of $500 for each meeting of the board attended ($650 for the Chair of the board), and
•
an attendance fee of $200 for each meeting of a committee attended ($300 for the Chair of the committee), with the exception that the Audit Committee members receive $300 for each meeting attended ($450 for the Chair of the committee).

Board members who are also officers do not receive any additional compensation above their regular salary for board service or attending committee meetings.

Board members who also serve on the Village Bank Mortgage Corporation Board include O. Woodland Hogg, Jr., Michael A. Katzen, Michael L. Toalson, George R. Whittemore and Thomas W. Winfree. Each of the non-employee Directors received $200 per quarterly meeting for attending such meetings.

In 2005, Village Bank and Trust Financial Corp. adopted the Outside Directors Deferral Plan under which non-employee directors of the Bank have the opportunity to defer receipt of all or a portion of their compensation until retirement or departure from the board of directors.  Any amounts deferred under this plan are maintained in an account for the benefit of the director and are credited annually with interest on the deferred amount at a rate established by the board of directors in its sole discretion prior to the beginning of each plan year.

The following table provides information concerning the compensation of all non-employee directors for the year ended December 31, 2012:

Director Compensation for 2012

	Fees Earned
	or Paid
Name	in Cash ($)		Total ($)

R.T. Avery, III	$ 21,750	(1)	$ 21,750
Donald J. Balzer, Jr.	23,000	(1)	23,000
Craig D. Bell	26,350	(1)	26,350
William B. Chandler	22,450	(1)	22,450
R. Calvert Esleeck, Jr.	26,750	(1)	26,750
O. Woodland Hogg, Jr.	19,700		19,700
Michael A. Katzen	26,800	(1)	26,800
Michael L. Toalson	24,150		24,150
Charles E. Walton	23,100		23,100
John T. Wash, Sr.	21,350		21,350
George R. Whittemore	26,600		26,600

(1) All fees earned by the director were deferred for the year ended December 31, 2012.

Annual Meeting Attendance

Village Bank and Trust Financial Corp. encourages members of the board of directors to attend the annual meeting of shareholders.  Eleven of the twelve directors attended the 2012 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Village Bank and Trust Financial Corp., P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of Village Bank and Trust Financial Corp.  Village Bank and Trust Financial Corp. promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officers for services rendered in all capacities to Village Bank and Trust Financial Corp. and Village Bank.

Summary Compensation Table

			All Other
Name and Principal			Compensation
Position	Year	Salary ($)	($) (1)	Total

Thomas W. Winfree	2012	$ 210,000	$ 31,000	$ 241,000
President and Chief	2011	210,106	29,059	239,165
Executive Officer

C. Harril Whitehurst, Jr.	2012	175,000	38,653	213,653
Senior Vice President/	2011	175,000	35,662	210,662
Chief Financial Officer

Raymond E. Sanders	2012	170,106	38,349	208,455
Senior Vice President/	2011	170,000	35,409	205,409
Chief Operating Officer

(1) Amounts shown in the "All Other Compensation" column are detailed in the following table:

All Other Compensation

		Company	Cancer	Supplemental
	Life	Vehicle /	Policy	Executive
Name and Principal	Insurance	Automobile	Insurance	Retirement
Position	Premium	Allowance	Premium	Plan	Total

Thomas W. Winfree	$ 4,067	$ -	$ 427	$ 26,506	$ 31,000

C. Harril Whitehurst, Jr.	903	6,000	378	31,372	38,653

Raymond E. Sanders	599	6,000	378	31,372	38,349

Mr. Winfree has an employment agreement with Village Bank and Trust Financial Corp. and Village Bank, and Messrs. Whitehurst and Sanders have employment agreements with Village Bank.  Additional information on these employment agreements is described later in this Proxy Statement. Information on the components of executive compensation is set forth below.

Salary.  A competitive salary for senior management is essential.  Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of Village Bank and Trust Financial Corp. is required.  Proposed salary adjustments for senior management are presented to the Compensation Committee by Mr. Winfree, typically during the second quarter.  The Compensation Committee reviews the recommendations, makes any further adjustments and generally approves the recommendations with input from the Compensation Committee’s external compensation advisor.  Recommendations regarding adjustments to Mr. Winfree’s salary are reviewed and, if appropriate, approved by the Compensation Committee in executive session. The named executive officers received no salary increases in 2011 and 2012.

Stock-Based Compensation.  The Compensation Committee recommends for approval by the board of directors stock option and restricted stock awards to employees under the Incentive Plan, as amended and restated May 23, 2006. These awards of stock options and restricted stock are utilized to attract new employees as well as to reward existing employees for performance.

No restricted stock awards or options were granted to named executive officers in 2011 of 2012.

Non-Equity Incentive Plan Compensation.  We offer senior management an opportunity to receive an annual target non-equity incentive bonus of 15 to 20 percent of their year-end base salary, depending on the executive’s responsibilities.  To determine an executive officer’s non-equity incentive, the Compensation Committee adopted the 2009 Management Incentive Plan (the “Plan”).  Under the Plan, an executive officer can earn a bonus by achieving short-term financial and productivity goals established by the Compensation Committee.  These goals are customized for each executive before the beginning of the Plan year to reflect a mix of corporate and individual initiatives and reflect a minimum, target and maximum amount of incentive.  For example, Mr. Winfree’s targeted incentive awards under the Plan are weighted between corporate (70%) and individual (30%) goals. For others in senior management, the mix of corporate and individual weights is generally 60% / 40% or 50% / 50%, respectively, depending on the organizational responsibility of each executive.  At a meeting of the Compensation Committee, usually in December, the Compensation Committee’s external compensation advisor recommends award targets and the award schedule (minimum to maximum awards and their relationship to performance intervals), for the upcoming year.  The Compensation Committee suspended the Plan for 2010, 2011 and 2012.

Supplemental Executive Retirement Plan.  We believe that retirement compensation plays an important role in retaining key executives, as well as helping them provide for retirement.  The Compensation Committee retained the compensation advisor to analyze the total retirement benefits provided by Village Bank and Trust Financial Corp. and Social Security to employees with various levels of compensation and years of service so that the Compensation Committee could determine the projected replacement ratio of income at retirement compared with active employment.  Because of limits under our qualified retirement plan on the amount of deferrals that our executives can make, several of our executives can expect to have a lower retirement replacement ratio than we have targeted for all employees.  Consequently, as a matter of “pension equity”, we have adopted a supplemental plan which should provide a benefit for designated executives that will help approach the targeted retirement replacement ratio.

For that reason, we provide a benefit for senior management, including each of the named executive officers.  Village Bank and Trust Financial Corp. provides a potential supplemental retirement plan benefit of $50,000 annually for 15 years to Mr. Winfree and a potential benefit of $25,000 annually for 15 years to Messrs. Whitehurst and Sanders.  To qualify for the benefit, the executive must remain in the employment of Village Bank and Trust Financial Corp. for a stated period of time. Under the plan’s vesting schedule, Mr. Winfree is completely vested.  Messrs. Whitehurst and Sanders have completed eight years of a ten year vesting schedule. In the event of a pre-retirement death, vesting is accelerated and the executive’s named beneficiary receives the benefit over the fifteen year payout schedule.  In the event of a post-retirement death, the executive’s named beneficiary receives any remaining benefit payments of the fifteen year payout schedule.  In the event of a termination of employment resulting from a change in control of Village Bank and Trust Financial Corp., vesting is accelerated and the benefit is paid under the fifteen year payout schedule.

2012 Shareholder Advisory Vote

In 2012, our shareholders voted their approval of the compensation of our executives as described in the proxy statement for the 2012 Annual Meeting of Shareholders.  Approximately 79% of all votes cast were for approval of our executive compensation.  The Compensation Committee considers these results and appreciates this strong showing of shareholder support for our compensation philosophy, plans and practices.  The Compensation Committee strives to continue its work consistent with this support.

Outstanding Equity Awards

The following table sets forth certain information with respect to the amount and value of outstanding equity awards on an award-by-award basis held by the named executive officers at December 31, 2012.

Outstanding Equity Awards at Fiscal Year-end

	Option Awards
	Number of Securities Underlying		Option	Option
	Unexercised Options (#)		Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($)	Date

Thomas W. Winfree	10,000	-	$ 12.50	7/16/2014
	10,000	-	11.96	4/26/2015
	4,650	-	13.00	12/20/2015
	4,500	-	12.50	6/12/2016
	5,000	-	6.00	10/28/2018
	7,855	-	6.00	10/28/2018
	42,005	-

C. Harril Whitehurst, Jr.	5,000	-	$ 9.24	9/15/2013
	6,000	-	11.20	1/27/2014
	5,000	-	12.50	7/16/2014
	5,000	-	13.00	7/21/2015
	3,100	-	13.00	12/20/2015
	3,000	-	12.50	6/12/2016
	1,000	-	6.00	10/28/2018
	28,100	-

Raymond E. Sanders	4,000	-	$ 8.20	8/18/2013
	5,000	-	12.50	7/16/2014
	5,000	-	13.00	7/21/2015
	3,100	-	13.00	12/20/2015
	3,000	-	12.50	6/12/2016
	1,000	-	6.00	10/28/2018
	21,100	-

Employment and Change-in-Control Agreements with Named Executive Officers

Securing the continued service of key executives is essential to the successful future of Village Bank and Trust Financial Corp.  Employment agreements and management continuity agreements (which help retain key executives during a possible change of control situation) assist Village Bank and Trust Financial Corp. by providing security to key executives.

           Village Bank and Trust Financial Corp. and Village Bank have entered into an employment agreement with Mr. Winfree and Village Bank has entered into employment agreements with Messrs. Whitehurst and Sanders.  Mr. Winfree’s employment agreement was entered into May 1, 2001 with an initial term of three years.  Under the agreement, Mr. Winfree agrees to perform the services and duties appropriate to his capacity as the Chief Executive Officer of Village Bank and Trust Financial Corp. and Village Bank, responsible for all day-to-day operations.  Annually, the executive committee of the board of directors reviews Mr. Winfree’s performance for the immediately preceding year and, after such review, may extend the employment agreement for an additional three year period. Mr. Winfree’s current employment agreement covers the period from September 28, 2010 to September 27, 2013.

Messrs. Whitehurst’s and Sanders’ employment agreements were renewed pursuant to their terms on January 1, 2013. Under the agreements, the executives agree to perform the services and duties appropriate to their capacities as Senior Vice Presidents of Village Bank.  Annually, the Compensation Committee of the board of directors reviews Messrs. Whitehurst’s and Sanders’ performance for the immediately preceding year and, after such review, may extend their employment agreements for twenty-four months by an appropriate written instrument executed by Messrs. Whitehurst and Sanders and on behalf of Village Bank.  If the employment agreement is not extended in writing before the end of its term or expressly terminated, it automatically renews or terminates.  Messrs. Whitehurst’s and Sanders’ current employment agreements cover the period from January 1, 2013 to December 31, 2014.

Under the terms of the agreements, each of the named executive officers is entitled to severance payments equal to his respective salary for the balance of the term of his agreement if he is terminated without “Cause” or if he terminates with “Good Reason”, each as defined in the respective agreement.  In addition, for a period of six months, he will continue to receive benefits under all other employee benefit plans or programs in which he was participating prior to termination or, if continued participation is not possible, an equivalent value.

The agreements also provide for termination benefits following a change in control of Village Bank and Trust Financial Corp. If Mr. Winfree’s employment is terminated for any reason other than for Cause during the term of the employment agreement and any renewal term following a change of control of Village Bank and Trust Financial Corp., he will be entitled to a severance payment in an amount equal to 2.99 times his salary and bonus received during the twelve months ending with the termination of his employment to be paid in equal monthly installments over the thirty-six months succeeding the date of termination.  Additionally, for a period of 2.99 years following termination or until such time that Mr. Winfree has secured full time employment with another employer, he is entitled to continued participation in all group, life, health, dental, accident and disability insurance programs and other employee benefit plans that he was eligible to participate in prior to his date of termination. If any other named executive officer’s employment is terminated for any reason other than for Cause during the term of his employment agreement and any renewal term following a change of control of Village Bank and Trust Financial Corp., he will be entitled to a severance payment in an amount equal to his monthly base salary plus an amount equal to the monthly cost for the group health and welfare benefits in which he participated immediately prior to such termination in equal monthly installments for twenty-four months succeeding the date of termination.

On May 1, 2009, each of Messrs. Sanders, Whitehurst and Winfree executed consent letter agreements in connection with Village Bank and Trust Financial Corp.’s participation in the TARP Capital Purchase Program pursuant to which each of them agreed to be subject to the executive compensation and corporate governance requirements of section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”).  In addition, Village Bank and Trust Financial Corp.’s current agreements with its regulators prohibit it from making severance payments to any employees. As a result, Village Bank and Trust Financial Corp. is prohibited from paying the severance and change in control payments described above.  Had any of our named executive officers’ employment terminated without cause or for good reason or following a change of control on December 31, 2012, the officer would not have been entitled to any payments as a result of such termination.  These limitations will only apply so long as the U.S. Treasury holds the preferred stock issued pursuant to the TARP Capital Purchase Program or we are subject to written agreements with our regulators.  For more information about the TARP restrictions, see “TARP Standards on Executive Compensation” below.

TARP Standards on Executive Compensation

In May 2009, Village Bank and Trust Financial Corp. sold a series of its preferred stock to the U.S. Treasury under the TARP Capital Purchase Program.  As a result of this transaction, Village Bank and Trust Financial Corp. became subject to certain executive compensation and corporate governance requirements under section 111 of EESA, as implemented by Treasury regulations. Those requirements apply to certain of our executive officers and employees, including Thomas W. Winfree, C. Harril Whitehurst, Jr. and Raymond E. Sanders (the “SEOs”). Those requirements include:

•	Prohibiting the payment of any severance payments to our SEOs and next five most highly compensated employees;
•
Prohibiting the payment or accrual of any bonus payment to Mr. Winfree, our most highly compensated employee, except for (i) an award of long-term restricted stock with a value not exceeding one-third of his annual compensation and (ii) a payment contractually required to be paid and to which he had a legally binding right as of February 11, 2009;

•
Subjecting our SEOs and our next twenty most highly compensated officers to recovery of any bonus or incentive compensation paid to them where the payment was later found to have been based on statements of earnings, gains, or other criteria which prove to be materially inaccurate; and

•	Limiting Village Bank and Trust Financial Corp.’s tax deduction for compensation paid to any SEO of $500,000 annually.

In addition, the regulations generally require the Compensation Committee to meet at least every six months with senior risk officers to evaluate compensation plans to ensure that these plans do not encourage unnecessary and excessive risk taking that threaten the value of Village Bank and Trust Financial Corp., to consider ways to limit those risks, and to evaluate these plans to ensure that they do not encourage the manipulation of reported earnings.

Certain Relationships and Related Transactions

Some of the directors and officers of Village Bank and Trust Financial Corp. are customers of Village Bank and Trust Financial Corp., and Village Bank and Trust Financial Corp. has had banking transactions in the ordinary course of its business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with persons not related to Village Bank and Trust Financial Corp.  All outstanding loans to such officers and directors and their associates are current as to principal and interest and do not involve more than the normal risk of collectability or present other unfavorable features.  None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems.  As of December 31, 2012, all loans to directors, executive officers and their affiliates totaled approximately $8,593,000 or approximately 34% of stockholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to Village Bank and Trust Financial Corp.

PROPOSAL TWO
ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act (“ARRA”) of 2009 includes a provision requiring Capital Purchase Program (“CPP”) participants like Village Bank and Trust Financial Corp., during the period in which any obligation arising from assistance provided under the CPP remains outstanding, to permit a separate and non-binding shareholder vote to approve executive compensation as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. Such a proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse Village Bank and Trust Financial Corp.’s executive pay program.  Accordingly, shareholders of Village Bank and Trust Financial Corp. are being asked to approve the following resolution:

“RESOLVED, that the shareholders of Village Bank and Trust Financial Corp. approve the compensation of executive officers as disclosed in this proxy statement pursuant to the rules of the Securities and Exchange Commission.”

As provided in the ARRA, this is an advisory vote only.  Approval of the proposed resolution requires the affirmative vote of a majority of the shares present at the annual meeting and entitled to vote.

The Board of Directors believes that Village Bank and Trust Financial Corp.’s compensation policies and procedures are strongly aligned with the long-term interests of its shareholders.  Because your vote is advisory, it will not be binding upon the board of directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO - ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL THREE
APPROVAL OF AN AMENDMENT TO THE ARTICLES OF
INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT
A REVERSE STOCK SPLIT OF COMMON STOCK

On March 26, 2013, the board of directors adopted resolutions: (1) declaring that an amendment to the Company’s Articles of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the reverse stock split be submitted to the stockholders for their approval at the annual meeting (the “Reverse Stock Split Proposal”).

The Reverse Stock Split Proposal

The form of the proposed amendment to the Company’s Articles of Incorporation to effect the reverse stock split is attached to this Proxy Statement as Appendix A.  Under the terms of the Reverse Stock Split Proposal, the board of directors will be given the authority to determine whether and when to implement the proposed amendment.  If and when a reverse stock split is implemented the board of directors will determine some amount, between 5 to 10 shares of issued and outstanding Common Stock of the Corporation (“Old Common Stock”) which shall automatically be reclassified and converted into one share of Common Stock (the “Reverse Stock Split”).  If the Reverse Stock Split Proposal is approved by our shareholders, the board of directors will determine, prior to the filing of the amendment with the Virginia State Corporation Commission, whether such an action is in the best interest of the shareholders, and if so, when the Reverse Stock Split shall occur and the ratio for such split.  The board of directors will consider, among other things, the market price and liquidity of our Common Stock prior to implementing the Reverse Stock Split.

No fractional shares of Common Stock will be issued in connection with any Reverse Stock Split. To avoid the existence of fractional shares of our common stock, the number of shares issued to each shareholder will be rounded up to the nearest whole number, if, as a result of the Reverse Stock Split, the number of shares owned by any shareholder would not be a whole number.

Background and Reasons for the Proposal

The board of directors is submitting the Reverse Stock Split Proposal to our stockholders for approval with the primary intent of increasing the market price of our Common Stock.  If approved by the stockholders and implemented by the board of directors, the Reverse Stock Split should also enhance liquidity.  Accordingly, we believe that providing the board of directors with the ability to effect the Reverse Stock Split is in the Company’s and our shareholders’ best interests.

We believe that the Reverse Stock Split, if implemented, will make our Common Stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that, if approved and implemented by our board of directors, a Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

If the shareholders approve the Reverse Stock Split Proposal at the Annual Meeting, the board of directors will have authority to implement the Reverse Stock split until the close of business on September 30, 2013.  Following such date, the board of directors will cease to have authority to implement the Reverse Stock Split in connection with such approval.

Board Discretion to Implement the Reverse Stock Split

If the proposed amendment is approved by our stockholders, it will be implemented, if at all, only upon a determination by our board of directors that a reverse stock split, at a ratio determined by the board of directors within the range of 5 to 10, is in the best interests of our shareholders. The board of directors’ determination as to whether such a split will be implemented and, if so, the effective time and the ratio of such split, will be based upon several factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions and the likely effect on the market price of our Common Stock.  If our board of directors determines to implement the Reverse Stock Split, the board of directors will consider various factors in selecting the ratio, including the overall market conditions at the time and the recent trading history of our Common Stock.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

In connection with the Reverse Stock Split, 5 to 10 shares of existing Common Stock will be combined into one new share of Common Stock.  The number of shares of Common Stock issued and outstanding will therefore be reduced.  The table below illustrates the effect of the Reverse Stock Split on the total number of Common Stock shares, within the authorized range of 5 to 10, expected to be outstanding after the completion of the Reverse Stock Split (excluding the effect of fractional shares).  As of the date hereof, there are 4,251,795 shares of Common Stock outstanding.

Approximate Number of
Outstanding Shares of
Reverse Stock	Common Stock Following the
Split Ratio	Reverse Stock Split

1 for 5	850,359
1 for 6	708,633
1 for 7	607,399
1 for 8	531,474
1 for 9	472,422
1 for 10	425,180

If implemented, the Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

If the Reverse Stock Split is implemented, after the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the NASDAQ Capital Market under the symbol “VBFC,” or such other trading symbol as may be applicable at the time.

Beneficial Holders of Common Stock (i.e., stockholders who hold shares in street name)

If the Reverse Stock Split is implemented, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Holders of Certificated Shares of Common Stock

If the board of directors implements the Reverse Stock Split, stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Effective Time.  The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Stockholders will then receive New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split.  Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares of Common Stock will be issued in connection with any Reverse Stock Split. To avoid the existence of fractional shares of our Common Stock, the number of shares issued to each shareholder will be rounded up to the nearest whole number, if, as a result of the Reserve Stock Split, the number of shares owned by any shareholder would not be a whole number.

Effect of the Reverse Stock Split on Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants (including the warrant to purchase common stock held by the U.S. Treasury), convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance under these securities will be reduced proportionately based upon the Reverse Stock Split ratio determined by the board of directors.

Accounting Matters

As of the Effective Time, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Material Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address all of the tax consequences that may be relevant to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as a “capital asset” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Recapitalization Treatment

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, no gain or loss will be recognized upon the Reverse Stock Split.  Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Common Stock surrendered, and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

No Appraisal Rights

Under Virginia law and our Articles of Incorporation, holders of our Common Stock will not be entitled to appraisal rights with respect to the Reverse Stock Split.

Vote Required

The affirmative vote of a majority of the holders of shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Reverse Stock Split Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote against the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL THREE - APPROVAL OF AN AMENDMENT TO THE ARTICLES OF
INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT
A REVERSE STOCK SPLIT OF COMMON STOCK

PROPOSAL FOUR
APPROVAL OF AN AMENDMENT TO THE INCENTIVE PLAN

The Proposal

The Board of Directors has approved, and recommends that the Company’s shareholders approve, an amendment to the Village Bank and Trust Financial Corp. Incentive Plan (the “Plan”).  The amendment increases the number of shares of Common Stock currently reserved for issuance under the Plan from 455,000 to 555,000 (an increase of 100,000 shares).  There are no other changes to the Plan.

The Company’s experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Board of Directors approved the amendment to the Plan on March 27, 2013.

                   The complete text of the Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix B.  The following summary provides a general description of the principal features of the Plan and is qualified in its entirety by reference to Appendix B.

General Information

The Board of Directors administers the Plan.  The Plan authorizes the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the Board:

•	stock options;
•	stock appreciation rights (“SARs”);
•	stock awards, which include awards of both common stock and restricted stock; and
•	stock units.

If the shareholders approve the amendment to the Plan, the Company will be authorized to issue under the Plan up to 555,000 shares of Common Stock.   Generally, if an award is forfeited, expires or terminates, the shares allocated to that award under the Plan may be reallocated to new awards under the Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Plan may also be reallocated to other awards.

The Plan provides that, if there is a stock split, stock dividend or other event that affects the Company’s capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Plan and in the number of shares and price of all outstanding grants and awards made before such event.  If the Reverse Stock Split Proposal is approved by shareholders and the Board of Directors authorizes a Reverse Stock Split, the maximum number of shares as to which awards may be issued under the Plan and the terms of outstanding awards shall be proportionately adjusted.

As of April 1, 2013, the Company has made grants and awards as to 255,630 shares of Common Stock reserved for issuance under the Plan, issued 26,843 shares of Common Stock for restricted stock awards and issued 71,385 shares of Common Stock for options that have been exercised under the Plan.  These amounts reflect shares that have been forfeited or canceled in accordance with the terms of a grant or award or have been surrendered or withheld in satisfaction of tax withholding requirements. As a result, 101,142 shares of Common Stock remain available for grants and awards under the Plan. On April 17, 2013, the closing price for a share of the Company’s Common Stock on the Nasdaq Capital Market was $2.25.

The following table sets forth information as of April 1, 2013, relating to all grants of stock options under the Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The table does not include awards of Common Stock and restricted stock.

	Number of Securities		Value of Unexercised
	Underlying Options	Exercise or Base Price	In-the-Money Options
	Granted	($/Share)	at April 1, 2013

Thomas W. Winfree	42,005	$10.44	$-
C. Harril Whitehurst, Jr.	28,100	11.56	-
Raymond E. Sanders	21,100	11.57	-
Executive Group	101,205	10.60	5,000
Non-Executive Director
Group	133,000	8.95	-
Non-Executive Officer
Employee Group	21,425	11.06	-

_______________
(1)	The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq Capital Market on April 1, 2013 ($2.00) and the exercise price of the options.

The Company intends to continue to grant awards under the Plan to directors, eligible officers and key employees. No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Plan

The principal features of awards under the Plan are summarized below.

Stock Options

The Plan permits the grant of incentive stock options and non-qualified stock options.  The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Other than in connection with a corporate recapitalization, the option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the Board on the date of grant, but may not exceed 10 years for an incentive stock option.  Payment of the option exercise price may be in cash, or in a cash equivalent acceptable to the administrator. If the agreement provides, payment may be made by directing the Company to withhold shares of Common Stock upon exercise, or by surrendering already owned shares.  To the extent permitted under applicable laws and regulations, a “cashless exercise” may also be used.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of Common Stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant.  At the discretion of the Board, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof. The maximum period in which a SAR may be exercised is 10 years from the date of its grant.

Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of Common Stock.  A participant’s rights in the stock award may be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement, such as continued employment or achievement of performance objectives.

Stock Units

The Board of Directors may also award stock units, which is an award stated with reference to a number of shares of Common Stock.  The award may entitle the recipient to receive, upon satisfaction of performance objectives or other conditions set forth in the award agreement, cash, shares of Common Stock or a combination of cash and Common Stock.

Federal Income Tax Consequences

The principal federal income tax consequences to participants and to the Company of grants and awards under the Plan are summarized below.

Non-Qualified Stock Options

Non-qualified stock options granted under the Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

Incentive Stock Options

An employee will generally not recognize income on grant or exercise of an ISO; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

Stock Appreciation Rights

There are no immediate federal income tax consequences to an employee when a SAR is granted. Instead, the employee realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at that time.

Stock Awards

The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant's gross income until such time as the stock either is no longer subject to a substantial risk of forfeiture or becomes transferable. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. The Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

Stock Units

A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to the stock units.

Other Information

The Plan also provides that no award may be granted after February 27, 2016. The Board of Directors may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to awards under the Plan, (ii) materially increases the benefits to participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants.

The following table sets forth information as of December 31, 2012, with respect to compensation plans under which shares of Common stock are authorized for issuance.

Equity Compensation Plan Information

Number of Securities
	Number of Securities to	Weighted Average	Remaining Available
	Be issued Upon Exercise	Exercise Price of	for Future Issuance
	of Outstanding Options,	Outstanding Options,	Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans (1)

Equity Compensation Plans
approved by shareholders:

Incentive Plan, as amended	255,630	$9.78	101,142
and restated May 23, 2006 (2)

Equity Compensation Plans
not approved by
shareholders: (3)	-	-	-

	255,630	$9.78	101,142

(1) Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.
(2) The Incentive Plan permits grants of stock options and awards of common stock and/or restricted stock, phantom stock or stock appreciation rights.
(3) The Company does not have any equity compensation plans that have not been approved by shareholders.

Vote Required

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of Common Stock.  Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE INCENTIVE PLAN.

PROPOSAL FIVE
RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has appointed, subject to shareholder approval, the firm of BDO USA, LLP as the independent registered public accounting firm to audit the consolidated financial statements of Village Bank and Trust Financial Corp. for the fiscal year ending December 31, 2013.  BDO USA, LLP audited the financial statements of Village Bank and Trust Financial Corp. for the year ended December 31, 2012.  A majority of the votes cast at the meeting by holders of the Common stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of BDO USA, LLP are expected to be present at the Annual meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
SHAREHOLDERS VOTE FOR THE APPOINTMENT OF
BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the board of directors has adopted.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of Village Bank and Trust Financial Corp.’s annual financial statements for the fiscal years ended December 31, 2012 and 2011, and for the review of the financial statements included in Village Bank and Trust Financial Corp.’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $174,000 for 2012 and $161,000 for 2011.

The aggregate fees billed by BDO USA, LLP for other services rendered to Village Bank and Trust Financial Corp. or the Bank for the fiscal year ended December 31, 2012 was $13,000 for the audit of the Employee Benefit Plan. Fees billed by BDO USA, LLP for December 31, 2011 were $13,100 for the audit of the Employee Benefit Plan

Audit Related Fees

There were no fees billed by BDO USA, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of Village Bank and Trust Financial Corp.’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2012 and 2011.

Tax Fees

The aggregate fees billed by BDO USA, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2012 and 2011 were $16,000 in each year.

The aggregate fees billed by BDO USA, LLP for other services rendered to Village Bank and Trust Financial Corp. or the Bank for the fiscal year ended December 31, 2012 was $13,000 for the audit of the Employee Benefit Plan. Fees billed by BDO USA, LLP for December 31, 2011 were $13,100 for the audit of the Employee Benefit Plan.

Audit Committee Report

The Audit Committee is composed of three directors, each of whom is independent within the meaning of the listing standards of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board of directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of Village Bank and Trust Financial Corp.’s consolidated financial statements; and
•	complying with laws and regulations and ethical business standards.

Village Bank and Trust Financial Corp.’s independent registered public accounting firm is responsible for:

•	performing an independent audit of Village Bank and Trust Financial Corp.’s consolidated financial statements; and
•	expressing an opinion as to the conformity of Village Bank and Trust Financial Corp.’s consolidated financial statements with U.S. generally accepted accounting principles.

The Audit Committee is responsible for:

•	the appointment, compensation, retention and oversight of the work of
o
the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for Village Bank and Trust Financial Corp.;

o	the accounting firm engaged for the purpose of performing internal audit procedures for Village Bank and Trust Financial Corp.;
o	the firm engaged for the purpose of performing a review of the loan portfolio for Village Bank and Trust Financial Corp.;
•	monitoring, overseeing and reviewing the accounting and financial reporting processes of Village Bank and Trust Financial Corp.;

The Audit Committee has met and held discussions with management and BDO USA, LLP, Village Bank and Trust Financial Corp.’s independent registered public accounting firm. Management represented to the Audit Committee that Village Bank and Trust Financial Corp.’s consolidated financial statements for the year ended December 31, 2012 were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed these consolidated financial statements with management and BDO USA, LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

The Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), as modified or supplemented.  The Audit Committee has also received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP the firm’s independence from Village Bank and Trust Financial Corp. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and BDO USA, LLP and its review of the representations of management and the report of BDO USA, LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in Village Bank and Trust Financial Corp.’s Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.  By recommending to the board of directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee Members
R. Calvert Esleeck, Jr., Co-Chairman
Charlie E. Walton, Co-Chairman
William B. Chandler

Midlothian, Virginia
May 3, 2013

  Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO USA, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSALS FOR 2014
ANNUAL MEETING OF SHAREHOLDERS

The next annual meeting of shareholders will be held by Village Bank and Trust Financial Corp. on or about May 27, 2014.  Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in Village Bank and Trust Financial Corp.’s proxy statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than January 3, 2014.  All such proposals and notifications should be sent to Thomas W. Winfree, President and Chief Executive Officer, at P.O. Box 330, 15521 Midlothian Turnpike, Suite 200, Midlothian, Virginia 23113.

Village Bank and Trust Financial Corp.’s bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election.  Such nominations require written notice delivered to the Secretary of Village Bank and Trust Financial Corp. at its principal executive office not less than 60 days nor more than 90 days prior to the date of the annual meeting; or in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made, the shareholder has 10 days after the earlier of the date of notice or public disclosure to give written notice.  The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a proxy statement as a nominee and to serve as a director if elected.  Any shareholder may obtain a copy of the bylaws, without charge, upon written request to the Secretary of Village Bank and Trust Financial Corp.  Based upon an anticipated date of May 27, 2014 for the annual meeting, Village Bank and Trust Financial Corp. must receive any notice of nomination or other business no later than March 28, 2014 and no earlier than February 26, 2013.

OTHER MATTERS

VILLAGE BANK AND TRUST FINANCIAL CORP.’S ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF VILLAGE BANK AND TRUST FINANCIAL CORP.’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2012 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

Appendix A

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION
OF VILLAGE BANK AND TRUST FINANCIAL CORP.

The undersigned, on behalf of the corporation set forth below, pursuant to Title 13.1, Chapter 9, Article 11 of the Code of Virginia, states as follows:

1.	The name of the corporation is Village Bank and Trust Financial Corp.

2.	The Corporation’s Articles of Incorporation are amended as follows:

(a)        [The following paragraph is hereby added to the Articles as Article [     ], paragraph [     ]:

[(i)] As of [time] on [date] (the “Effective Time”), a reverse stock split (“Reverse Stock Split”) will occur, a result of which each                      shares of issued and outstanding Common Stock of the Corporation (“Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of such Common Stock, be reclassified and converted into one (1) share of the Corporation’s Common Stock (“New Common Stock”). The Corporation will not issue fractional shares. The number of shares to be issued to each stockholder will be rounded up to the nearest whole number if, as a result of the Reverse Stock Split, the number of shares owned by any stockholder would not be a whole number. From and after the Effective Time, Old Certificates shall confer no right upon the holders thereof other than the right to exchange them for the New Certificates pursuant to the provisions hereof.”]

3.	The foregoing amendment was adopted on [ ], 2013.

4.	Pursuant to Article VII of the Corporation’s Articles of Incorporation, this amendment has been approved and recommended by at least two-thirds (2/3) of the Board of Directors of the Corporation.

5.	The amendment was proposed by the Board of Directors and submitted to the shareholders in accordance with the provisions of Title 13.1, Chapter 9 of the Code of Virginia, and

(a)	The number of shares outstanding on the record date, the number of shares entitled to vote on the proposed amendment and the number of shares voted for and against the amendment were as follows:

Number of shares outstanding:	[__________]
Number of shares entitled to vote:	[__________]
Number of shares voted for:	[__________]
Number of shares voted against:	[__________]

(b)	The total number of votes case for the amendment was sufficient for approval of the amendment.

IN WITNESS WHEREOF, Village Bank and Trust Financial Corp. has caused these Articles of Amendment to the Articles of Incorporation to be signed by  [__________], a duly authorized officer of the Corporation.

VILLAGE BANK AND TRUST FINANCIAL CORP.

By:
Name:
Title:

Appendix B

VILLAGE BANK AND TRUST FINANCIAL CORP.
INCENTIVE PLAN
as Amended and Restated March 27, 2013

ARTICLE I
DEFINITIONS
1.01           Affiliate

Affiliate means any "subsidiary" or "parent company" (within the meaning of Section 424 of the Code) of the Company.

1.02           Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award issued to such Participant.

1.03           Award

Award means an award of Stock Units, a Stock Award, Option or SAR.

1.04           Board

Board means the Board of Directors of the Company.

1.05           Change of Control

Change of Control means any of the following: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who after the effective date of the Plan becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of the Board of Directors of the Company; or (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

1.06           Change of Control Date

Change of Control Date means the date on which an event described in (i) or (ii) of Section 1.05 occurs.  If a Change of Control occurs on account of a series of transactions, the Change of Control Date is the date of the last of such transactions.

1.07           Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08           Common Stock

Common Stock means the Common Stock of the Company.

1.09           Company

Company means Village Bank and Trust Financial Corp.

1.10           Corresponding SAR

Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11           Fair Market Value

Fair Market Value means, on any given date, the average of the bid and asked prices at closing of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded or if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Board may select.  If the Common Stock does not trade on the NASDAQ National Market System or other established securities market, Fair Market Value means the value that the Board, in its good faith business judgment, determines using a reasonable application of a reasonable valuation method.

1.12           Incentive Stock Option

Incentive Stock Option means an Option that qualifies and is intended to qualify as an incentive stock option under Section 422 of the Code.

1.13           Initial Value

Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option, and with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by Board on the date of grant, provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than the Fair Market Value on the date of grant.

1.14           Non-Qualified Stock Option

Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.15           Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.16           Participant

Participant means an employee of the Company or of a Subsidiary, a member of the Board or the Board of Directors of a Subsidiary or any consultant or advisor to the Company or a Subsidiary who satisfies the requirements of Article IV and is selected by the Board to receive an Award.

1.17           Plan

Plan means the Village Bank and Trust Incentive Plan, as amended and restated effective February 28, 2006.

1.18           Rule 16b-3

Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

1.19           SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR.

1.20           Securities Broker

Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Plan section 6.09.

1.21           Stock Award

Stock Award means Common Stock awarded to a Participant under Article IX.

1.22           Subsidiary

Subsidiary means any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies in the chain (other than the last company) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other companies in such chain.

ARTICLE II
PURPOSE

The Plan is intended to assist the Company in recruiting and retaining individuals with ability and initiative by enabling those individuals who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the award of Stock Units and Stock Awards, and the issuance of Options, both Incentive Stock Options or Non-Qualified Stock Options, and SARs.  No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.  The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III
ADMINISTRATION

The Plan shall be administered by the Board.  The Board shall have authority to issue Awards upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate.  Such terms may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of a Stock Award or Stock Unit.  Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an Award of Stock Units may be settled.  In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.  The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board.

Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive.  No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award.  All expenses of administering this Plan shall be borne by the Company.

ARTICLE IV
ELIGIBILITY

Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including any Company that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in the Plan if the Board, in its sole judgment determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary.

ARTICLE V
STOCK SUBJECT TO PLAN

5.01           Shares Issued

Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units, the Company may issue shares of Common Stock from its authorized but unissued Common Stock.  Upon the exercise of any Option or SAR, the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02           Aggregate Limit

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Stock Units is 555,000 shares.

5.03           Reallocation of Shares

If shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of any such forfeiture, expiration, termination, cash-settlement or non-issuance, again be available to be granted under this Plan.  If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan, the number of shares surrendered may be reallocated to other Awards to be granted under this Plan.

ARTICLE VI
OPTIONS

6.01           Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award.

6.02     Designation of Option

The Board will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option.  In the absence of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

6.03           Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Board on the date of grant, but shall not be less than the Fair Market Value on such date.

6.04           Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Board on the date of grant; provided, however that an Incentive Stock Option shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

6.05           Nontransferability

Except as provided in Plan section 6.06, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, the Option and Corresponding SAR that relates to such Option must be transferred to the same person or persons, trust or estate.  Except as provided in Plan section 6.06, during the lifetime of the Participant to whom an Incentive Stock Option or related SAR is granted, the Option or SAR may be exercised only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.06           Transferable Options

Plan section 6.05 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 as in effect from time to time.  The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the

Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.  In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.07           Employment or Service

For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any grant provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.08           Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code.  An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised.  Such partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.  The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.09           Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or cash equivalent acceptable to the Board or by cashless exercise described herein.  If the Agreement provides, payment of all or part of the Option price may be made by withholding shares of Common Stock upon exercise of an Option or by surrendering already owned shares of Common Stock to the Company, provided the shares withheld or surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.  In addition, the Board may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.  To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Board, the Company agrees to cooperate in a "cashless exercise" of the Option.  The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

6.10           Shareholder Rights

No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date he exercises such Option.

6.11           Disposition of Stock

A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant.  Such notice shall be in writing and directed to the Secretary of the Company.

ARTICLE VII
SARS

7.01           Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by each such Award provided, however, no Participant may be granted Corresponding SARs of common stock (under all Incentive Stock Option plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02           Maximum SAR Period

The maximum period in which an SAR may be exercised shall be 10 years from the date such SAR was granted.  The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03           Nontransferability

Except as provided in Plan section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.  Except as provided in Plan section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant.  No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04           Transferable SARs

Plan section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Rule 16b-3 as in effect from time to time.  The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution.  In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05           Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option.  An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised.  A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR.  The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06           Employment or Service

In the event that the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.07           Settlement

At the Board’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.08           Shareholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS

8.01           Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award.

8.02           Vesting

The Board may, on the date of the Award, prescribe that the Participant’s rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement.  By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period or if the Company, a Subsidiary, the Company and its Subsidiaries or the Participant fails to achieve stated performance objectives.

8.03           Shareholder Rights

Prior to their forfeiture (in accordance with the terms of the Agreement and while the shares of Common Stock granted pursuant to a Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) the Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock subject to the Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award subject to a risk of forfeiture.  The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and no longer forfeitable.

8.04           Employment or Service

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Board may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.\

ARTICLE IX
STOCK UNITS

9.01           Award

In accordance with the provisions of Article IV, the Board will designate each individual to whom an Award of Stock Units is to be made and will specify the number of shares of Common Stock covered by the Award.

9.02           Earning the Award

The Board may prescribe such terms and conditions under which a Participant shall earn a right to receive payment for Stock Units.  The Board may prescribe that the Stock Units, or a portion thereof, will be earned, and the Participant will be entitled to receive a payment pursuant to an Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Board and set forth in an Agreement.

9.03           Shareholder Rights

No Participant shall, as a result of receiving an Award of Stock Units, have any rights of a shareholder of the Company or a Subsidiary until and the extent Stock Units are earned and settled in shares of Common Stock.  After Stock Units are earned and settled in Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

9.04           Payment

In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock.  A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

9.05           Nontransferability

A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of an Award of Stock Units other than by will or the laws of descent and distribution.  The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit.

ARTICLE X
ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (i) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (ii) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (iii) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Board shall determine to be equitably required, provided that the number of shares subject to any Award shall always be a whole number.  Any such adjustment of outstanding Options or SARS that satisfy the requirements of the Treasury Regulation section 1.424-1 and section 409A of the Code.  Any determination made under this Article X by the Board shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Award.

ARTICLE XI
COMPLIANCE

No Option or Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed.  The Company may rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock when a Stock Award is granted a Stock Unit is settled or for which an Option or SAR is experienced may bear such legends and statements as the Board may deem advisable to assure compliance with Federal and state laws and regulations.  No Option or SAR shall be exercisable, no Stock Award or Stock Unit shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XII
GENERAL PROVISIONS

12.01           Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

12.02           Unfunded Plan

The Plan, insofar as it provides for an Award, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by an Award of this Plan.  Any liability of the Company to any person with respect to any grant or

Award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03           Change of Control

At the discretion of the Board, a Participant’s interest in a Stock Award or Stock Unit may be made nonforfeitable and transferable as of a Change of Control Date.  The Board may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for a Stock Award or Stock Units, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the NASDAQ National Market System prior to receipt by the Company of such written notice.  Notwithstanding any other provision in this Plan to the contrary, unless the Board provides otherwise in an Agreement, a grant of an Option or SAR may be exercised immediately in full upon a Change of Control.

12.04           Rules of Construction

Headings are given to the articles and sections of this Plan for ease of reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

12.05           Amendment

The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Awards, (ii) materially increases the benefits to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants.  No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption.  No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b.  The Board may amend the terms of any Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Board to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Award, to qualify for the exemption provided by Rule 16b-3.

12.06           Duration of Plan

No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board and the date that the Plan is approved in accordance with Plan section 12.07.  Awards granted before that date shall remain valid in accordance with their terms.

12.07           Effective Date of Plan

This amended and restated Plan has been adopted by the Board of Directors of the Company on February 28, 2006, and shall be effective as of that date, subject, however, to approval by the shareholders of the Company entitled to vote at the 2006 Annual Meeting of Shareholders.

[FORM OF PROXY]

REVOCABLE PROXY
VILLAGE BANK AND TRUST FINANCIAL CORP.

ANNUAL MEETING OF SHAREHOLDERS
JUNE 11, 2013
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints R. Calvert Esleeck, Jr. and R.T. Avery, III, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. (the "Company"), to be held on Tuesday, June 11, 2013 at 10:00 a.m. at Village Bank Corporate Headquarters, 15521 Midlothian Turnpike, Midlothian, Virginia, or any adjournments thereof, for the following purposes:

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. ☐

Mark here if you plan to attend the meeting. ☐

Mark here for address change. ☐

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Comments:

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FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

X **PLEASE MARK VOTES AS IN THIS EXAMPLE**

	For	With-hold	For All Except
1. To elect as directors the four persons listed as nominees below.	☐	☐	☐

For terms expiring in 2016

Craig D. Bell
John T. Wash
George R. Whittemore
Thomas W. Winfree

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5.

Please be sure to date and sign this proxy card in the box below.

Date

Sign above — Co-holder (if any) sign above

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Please provide your e-mail address:

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If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

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